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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2003

                               FOSTER WHEELER LTD.

             (Exact Name of Registrant as Specified in Its Charter)



            Bermuda                        001-31305             22-3802649
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

 Perryville Corporate Park, Clinton, New Jersey                  08809-4000
-------------------------------------------------            -------------------
    (Address of Principal Executive Offices)                     (Zip Code)


                                 (908) 730-4000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements:

           None

(b)        Pro Forma Financial Information:

           None

(c)        Exhibits:

                  The following exhibit is furnished as part of this Report to the extent described in Item 9.

                  Exhibit 99.1. Press Release dated July 8, 2003.

Item 9.    Regulation FD Disclosure

           On July 8, 2003, Foster Wheeler Ltd. issued a press release, which is attached hereto as Exhibit 99.1. This Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

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                                    SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FOSTER WHEELER LTD.


DATE:  July 9, 2003              By: /s/ Thomas R. O'Brien
                                     ---------------------------------------
                                     Thomas R. O'Brien
                                     General Counsel and Senior Vice President

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                                  EXHIBIT INDEX


Exhibit
Number                       Description
------                       -----------

 99.1        Press Release, dated July 8, 2003.